THE PHOENIX EDGE SERIES FUND

  Supplement dated November 29, 2001 to the Prospectus dated October 29, 2001


The Board of Trustees of The Phoenix Edge Series Fund (the "Fund") has approved a Plan of Reorganization to merge three series of the Fund into other existing series of the Fund. Each discontinued series will be merged into a corresponding surviving series as follows:

               DISCONTINUED SERIES                            SURVIVING SERIES

o  Phoenix-Oakhurst Strategic Allocation Series   o  Phoenix-Oakhurst Balanced Series
o  Phoenix-Engemann Nifty Fifty Series            o  Phoenix-Engemann Growth Series
o  Phoenix-Janus Core Equity Series               o  Phoenix-Janus Growth Series


If shareholders approve the Plan of Reorganization, each discontinued series will transfer all or substantially all of its assets and its liabilities to the corresponding surviving series. In exchange, shareholders of the discontinued series will receive a proportional number of shares in the surviving series. The shareholders of each discontinued series must approve the Plan of Reorganization before any transaction can take place. We expect the next meeting of the Fund's shareholders to be held in the Spring of 2002 and we will submit these matters for a shareholder vote at that time. Those shareholders eligible to vote will receive voting instructions and information by mail.

THE FOLLOWING INFORMATION APPLIES ONLY TO JANUS CAPITAL CORPORATION ("JANUS"), A SUBADVISOR TO THE PHOENIX EDGE SERIES FUND:

On October 3, 2001, Tom Bailey, Chairman and CEO of Janus, exercised certain rights under his contract with Stilwell Financial Inc. ("Stilwell"), to sell his remaining 6.2% stake in Janus to Stilwell (Stilwell currently owns 91.6% of the outstanding shares of Janus). In connection with this transaction, certain of Mr. Bailey's contractual management rights, including the right to select a majority of Janus' board of directors will terminate on March 28, 2002.

The Trustees of the Fund have concluded that, under the Investment Company Act of 1940, the sale of shares coupled with the termination of the contractual management rights will constitute a change of "control" and thereby trigger an "assignment" of Janus' subadvisory contract, effective March 28, 2002. Provided that Phoenix Variable Advisors, Inc. has not obtained its "Manager of Managers" exemptive relief from the Securities and Exchange Commission ("SEC") as of such date, the Fund expects to seek shareholder approval of a new subadvisory agreement with Janus before March 28, 2002. If necessary, a Special Meeting of Shareholders of the Phoenix-Janus Core Equity Series, the Phoenix-Janus Flexible Income Series, and the Phoenix-Janus Growth Series of the Fund (or such successor series as may exist as of the record date for such meeting) shall be called for this purpose. Alternatively, if the SEC has provided the "Manager of Managers" exemptive order, each of the shareholders of these series is expected to be provided with a notice containing the same information about this transaction as would have been included in a proxy statement calling for the special meeting described above.


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